UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 14, 2017
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
401 North 31st Street, Billings, MT
(Address of principal executive offices)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by First Interstate BancSystem, Inc. (“First Interstate”) on May 31, 2017, regarding the completion of its acquisition of Cascade Bancorp (“Cascade”) on May 30, 2017, pursuant to the Agreement and Plan of Merger, dated as of November 17, 2016, between First Interstate and Cascade. As noted below, First Interstate has determined that the financial statements of Cascade and the related pro forma information are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” information was previously reported, as contemplated under Rule 12b-2 of the Securities Exchange Act of 1934, as amended, in the Joint Proxy Statement/Prospectus forming a part of First Interstate’s Registration Statement on Form S-4, as amended (File No. 333-215749), initially filed on January 26, 2017 and declared effective by the Commission on April 7, 2017 (the “Registration Statement”). The unaudited pro forma financial information for the periods identified below are included for informational purposes.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Pursuant to General Instruction B.3 of Form 8-K, the financial statements of the acquired company, Cascade, are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” financial statements were previously filed in the Registration Statement.

(b)    Pro Forma Financial Information.

Pursuant to General Instruction B.3 of Form 8-K, pro forma financial information with respect to the acquisition of Cascade by First Interstate is not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” information was previously filed in the Registration Statement.

Notwithstanding the foregoing, unaudited combined condensed consolidated pro forma financial information of First Interstate as of and for the three months ended March 31, 2017, giving effect to the acquisition of Cascade is filed herewith as Exhibit 99.1 and incorporated herein by reference.

(c)    Not Applicable.

(d)    Exhibits.

Exhibit No.	Description
99.1	Unaudited combined condensed consolidated pro forma financial information of First Interstate as of and for the three months ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 14, 2017

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited combined condensed consolidated pro forma financial information of First Interstate as of and for the three months ended March 31, 2017.